Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1

TO

BUSINESS COMBINATION AGREEMENT

This Amendment No. 1 (this “Amendment”) to the Business Combination Agreement is made and entered into as of April 21, 2015, by and among Cambridge Capital Acquisition Corporation, a Delaware corporation (“Parent”), Cambridge Holdco, Inc., a Marshall Islands corporation and wholly-owned subsidiary of Parent (“Holdco”), Cambridge Merger Sub, Inc., a Marshall Islands corporation and a wholly-owned subsidiary of Holdco (“Merger Sub”), Parakou Tankers, Inc., a Marshall Islands corporation (the “Company”), and Por Liu, a natural person (the “Shareholder”).

WHEREAS, Parent, Holdco, Merger Sub, the Company and the Shareholder are parties to that certain Business Combination Agreement, dated as of December 1, 2014 (the “Merger Agreement”);

WHEREAS, Pursuant to Section 9.04 of the Merger Agreement, the parties may amend the terms of the Merger Agreement prior to the Effective Time by an instrument in writing, signed by the parties; and

WHEREAS, the parties hereto desire to amend certain terms of the Merger Agreement in accordance with Section 9.04 of the Merger Agreement as set forth below.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, each of the parties hereto hereby agrees as follows:

1.	Definitions. Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Merger Agreement.

2.	Amendment to Merger Agreement.

(a)	Section 1.01 of the Merger Agreement is hereby amended by amending and restating the following defined term:

“Exchange Ratio” means 38,000.

(b)	Section 1.01 of the Merger Agreement is hereby further amended by deleting in its entirety the defined term “Aggregate Target EBITDA”, “Year 1 Target EBITDA”, “Year 2 Target EBITDA”, “Year 3 Target EBITDA”.

(c)	Section 1.02 of the Merger Agreement is hereby amended by amending and restating the cross references for the following defined terms:

Defined Term	Location
“Accounting Arbiter”	§ 2.08(g)
“Change of Control”	§ 2.08(e)(i)
“Contingent Shares”	§ 2.08(e)(ii)
“Earnings Per Share”	§ 2.08(e)(iii)
“Metrics Calculations”	§ 2.08(g)
“Net Asset Value”	§ 2.08(e)(iv)
“Net Asset Value Per Share”	§ 2.08(e)(v)
“Surviving Company”	§ 2.01(a)
“Surviving Parent Company”	§ 2.01(b)

(d)	Section 1.02 of the Merger Agreement is hereby further amended by deleting the defined term references “Change of Control Value”, “EBITDA”, “EBITDA Calculation”, “Stock Target”, “Trading Day” and “Trading Price”.

(e)	Section 2.01 of the Merger Agreement is hereby amended and restated in its entirety as follows:

SECTION 2.01. The Mergers. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time:

(a) Merger Sub shall be merged with and into the Company, the separate corporate existence of Merger Sub shall cease and the Company shall continue as the surviving company in the Company Merger (the “Surviving Company”), in accordance with the BCA; and

(b) immediately after the Company Merger, Parent shall be merged with and into Holdco, the separate corporate existence of Parent shall cease and Holdco shall continue as the surviving company in the Parent Merger (the “Surviving Parent Company”), in accordance with the DGCL and the BCA.

(f)	Section 2.08 of the Merger Agreement is hereby amended and restated in its entirety as follows:

SECTION 2.08. Contingent Shares.

(a) If, at any time on or after January 1, 2018, the Surviving Parent Company reports for four successive quarters that the Surviving Parent Company’s (i) Earnings Per Share, in the aggregate, is equal to or greater than $3.50, and (ii) the Net Asset Value Per Share is equal to or greater than $17.60, the Surviving Parent Company shall issue, subject to Section 2.08(f), (A) to the Shareholder, 1,102,564 shares of Holdco Common Stock; and (B) to the Sponsors, an aggregate of 468,269 shares of Holdco Common Stock.

(b) If the conditions under Section 2.08(a) shall have been satisfied and fulfilled, and for any twelve-month period thereafter, the Surviving Parent Company reports for four successive quarters that the Surviving Parent Company’s (i) Earnings Per Share, in the aggregate, is equal to or greater than $3.75, and (ii) the Net Asset Value Per Share is equal to or greater than $18.60, the Surviving Parent Company shall issue, subject to Section 2.08(f), (A) to the Shareholder, 1,102,564 shares of Holdco Common Stock; and (B) to the Sponsors, an aggregate of 468,269 shares of Holdco Common Stock

(c) If the conditions under Sections 2.08(a) and (b) shall have been satisfied and fulfilled, and for any twelve-month period thereafter, the Surviving Parent Company reports for four successive quarters that the Surviving Parent Company’s (i) Earnings Per Share, in the aggregate, is equal to or greater than $4.00, and (ii) the Net Asset Value Per Share is equal to or greater than $19.60, the Surviving Parent Company shall issue, subject to Section 2.08(f), (A) to the Shareholder, 1,102,564 shares of Holdco Common Stock; and (B) to the Sponsors, an aggregate of 468,270 shares of Holdco Common Stock

(d) In the event that a Change of Control (as defined below) of the Surviving Parent Company occurs prior to the time when all Contingent Shares have been issued pursuant to this Section 2.08, then, immediately prior to such Change of Control, the Surviving Parent Company shall issue, subject to Section 2.08(f), (A) to the Shareholder 3,307,692 shares of Holdco Common Stock, and (B) to the Sponsors an aggregate of 1,404,808 shares of Holdco Common Stock, less, in each case, that number of shares of Holdco Common Stock already issued to either the Shareholder or the Sponsors, as the case may be, pursuant to Sections 2.08(a), (b) or (c); provided that if such Change of Control occurs (i) prior to December 31, 2015, the Holdco Common Stock is valued in connection with such Change of Control at an amount equal to or in excess of $13.00 per share, (ii) on or after January 1, 2016 and prior to December 31, 2016, the Holdco Common Stock is valued in connection with such Change of Control at an amount equal to or in excess of $14.00 per share, and (iii) on or after January 1, 2017, the Holdco Common Stock is valued in connection with such Change of Control at an amount equal to or in excess of $15.00.

(e) As used in this Section 2.08,

(i) “Change of Control” shall have been deemed to occur with respect to the Surviving Parent Company upon:

(A) the sale, lease, license, distribution, dividend or transfer, in a single transaction or a series of related transactions, of 50% or more of the assets of the Surviving Parent Company and its subsidiaries taken as a whole;

(B) a merger, consolidation or other business combination of the Surviving Parent Company (or any subsidiary or subsidiaries that alone or together represent all or substantially all of the Surviving Parent Company’s consolidated business at that time) or any successor or other entity holding all or substantially all of the assets of the Surviving Parent Company and its subsidiaries that results in the stockholders of the Surviving Parent Company (or such subsidiary or subsidiaries) or any successor or other entity holding all or substantially all of the assets of the Surviving Parent Company and its subsidiaries or the surviving entity thereof, as applicable, immediately before the consummation of such transaction or series of related transactions holding, directly or indirectly, less than 50% of the voting power of the Surviving Parent Company (or such subsidiary or subsidiaries) or any successor, other entity or surviving entity thereof, as applicable, immediately following the consummation of such transaction or series of related transactions;

(C) transaction or series of related transactions in which a majority of the board of directors or equivalent governing body of the Surviving Parent Company (or any successor or other entity holding all or substantially all of the assets of such Person and its subsidiaries) immediately following or as a proximate cause of such transaction is comprised of persons who were neither members of the board of directors nor nominated by the board of directors or a committee of the board of directors or equivalent governing body of Holdco (or such successor or other entity) immediately prior to such transaction; and

(D) any Person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act as in effect on the Closing Date), other than any Person or “group” that includes the Shareholder or his Affiliates, shall obtain beneficial ownership (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) of the voting stock of the Surviving Parent Company representing more than 50% of the voting power of the capital stock of the Surviving Parent Company entitled to vote for the election of directors of the Surviving Parent Company.

(ii) “Contingent Shares” means the shares of Holdco Common Stock issuable pursuant to this Section 2.08.

(iii) “Earnings Per Share” means the Surviving Parent Company’s profits or net income (as defined by IFRS or GAAP, whichever accounting standard is used by the Surviving Parent Company in its then annual audit) divided by the fully-diluted number of shares of Holdco Common Stock outstanding for such period, as reported by the Surviving Parent Company and/or under IFRS or GAAP.

(iv) “Net Asset Value” means an amount equal to the appraised value of each vessel in the Surviving Parent Company’s fleet obtained within any twelve month period prior to the determination of the Net Asset Value, minus the indebtedness, plus any unrestricted cash of the Surviving Parent Company. The appraised value of the vessels shall be determined by taking the average of three internationally recognized maritime appraisers reasonably selected by the Holdco Board.

(v) “Net Asset Value Per Share” means an amount equal to (A) the Net Asset Value, divided by (B) the number of fully-diluted shares of Holdco Common Stock outstanding for such period, as reasonably determined by the Holdco Board and not inconsistent with the number of fully-diluted shares used to compute Earnings Per Share under GAAP.

(f) Subject to compliance with applicable Law, any Contingent Shares to be issued pursuant to this Section 2.08 shall be (i) issued automatically and without requiring approval from the board of directors of the Surviving Parent Company other than approvals granted in connection with this Agreement and the Mergers, (ii) with respect to the Sponsors, allocated among such Sponsors as set forth on Schedule 2.08(f), and (iii) automatically equitably adjusted to reflect appropriately the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into shares of Holdco Common Stock), cash dividends, reorganization, recapitalization, reclassification, combination, exchange of shares or other like change with respect to the shares of Holdco Common Stock occurring on or after the date such Contingent Shares are issued.

(g) Not later than 120 days after the twelve-month period with respect to which Earnings Per Share and Net Asset Value Per Share are calculated, the Surviving Parent Company shall deliver to the Shareholder and the Sponsor Representative its calculations (the “Metrics Calculations”), which shall be conclusive and binding upon the parties unless the Shareholder or the Sponsor Representative, within ten Business Days after its receipt of the Metric Calculations, notifies the Surviving Parent Company in writing that it disputes any of the amounts set forth therein, specifying the nature of the dispute and the basis therefore. The parties shall in good faith attempt to resolve any dispute and, if the parties so resolve all disputes, the Metric Calculations, as amended to the extent necessary to reflect the resolution of the dispute, shall be conclusive and binding on the parties. If the parties do not reach agreement in resolving the dispute within ten Business Days after notice is given to the Surviving Parent Company by the Shareholder or the Sponsor Representative, the parties shall submit the dispute to an independent accounting firm which is mutually agreeable to the parties (the “Accounting Arbiter”). Within 30 days of such submission, the Accounting Arbiter shall determine (it being understood that in making such determination, the Accounting Arbiter shall be functioning as an expert and not as an arbitrator), based solely on written submissions by the Surviving Parent Company and the Shareholder and/or the Sponsor Representative, and not by

independent review, only those issues in dispute and shall render a written report as to the resolution of the dispute and the resulting Metric Calculations which shall be conclusive and binding on the parties. In resolving any disputed item, the Accounting Arbiter (x) shall be bound by the provisions of this Section 2.08(g) and (y) may not assign a value to any item greater than the greatest value for such items claimed by either party or less than the smallest value for such items claimed by either party. The fees, costs and expenses of the Accounting Arbiter shall be borne by the Surviving Parent Company. The Shareholder and the Sponsor Representative shall be entitled to engage a single firm of independent accountants to advise it with respect to the Metric Calculations, with the reasonable fees and expenses of such firm to be paid by the Surviving Parent Company.

(h) Contingent Shares issuable pursuant to Sections 2.08(a), (b) or (c) shall be issued no later than thirty (30) days after the Metrics Calculations becomes conclusive and binding for such period with respect to such Contingent Shares are earned.

(i) Subject to Section 2.08(f), in no event shall the Contingent Shares exceed (i) 3,307,692 shares of Holdco Common Stock to the Shareholder, or (ii) 1,404,808 shares of Holdco Common Stock to the Sponsors.

(g)	Section 7.03 of the Merger Agreement is amended by adding the following new subsection (j):

(j) Amendment to Sponsors Agreement. An amendment to the Sponsors Agreement substantially in the form attached as Exhibit A to this Amendment executed by each of the Sponsors and delivered to the Company.

3.	Full Force and Effect. Except as expressly modified by this Amendment, all of the terms, covenants, agreements, conditions and other provisions of the Merger Agreement shall remain in full force and effect in accordance with their respective terms. This Amendment is limited precisely as written and shall not be deemed to be an amendment to any other term or condition of the Merger Agreement or any of the documents referred to therein. As used in the Merger Agreement, the terms “this Agreement”, “herein”, “hereinafter”, “hereunder”, “hereto” and words of similar import shall mean and refer to, from and after the date hereof, unless the context otherwise requires, the Merger Agreement as amended by this Amendment.

4.	Miscellaneous. The provisions of Section 9.04, Section 9.05 and Article X of the Merger Agreement shall apply to this Amendment mutatis mutandis, and to the Merger Agreement as modified by this Amendment, taken together as a single agreement, reflecting the terms as modified hereby.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

PARENT:

CAMBRIDGE CAPITAL ACQUISITION CORPORATION

By	/s/ Benjamin Gordon
Name:	Benjamin Gordon
Title:	Chief Executive Officer

CAMBRIDGE HOLDCO, INC.

By	/s/ Benjamin Gordon
Name:	Benjamin Gordon
Title:	Chief Executive Officer

CAMBRIDGE MERGER SUB, INC.

By	/s/ Benjamin Gordon
Name:	Benjamin Gordon
Title:	Chief Executive Officer

COMPANY:

PARAKOU TANKERS, INC.

By	/s/ Gregory McGrath
Name:	Gregory McGrath
Title:	Chief Financial Officer

SHAREHOLDER:

/s/ Por Liu
Por Liu

[Amendment No. 1 to the Business Combination Agreement Signature Page]

EXHIBIT A

Amendment to Sponsors Agreement

EXECUTION VERSION

AMENDMENT NO. 1

TO

SPONSORS AGREEMENT

This Amendment No. 1 (this “Amendment”) to the Sponsors Agreement is made and entered into as of April     , 2015, by and among the undersigned parties listed under Sponsors on the signature page hereto (collectively, the “Sponsors”) and Parakou Tankers, Inc., a Marshall Islands corporation (the “Company”).

WHEREAS, the Sponsors and the Company are parties to the Sponsors Agreement, dated as of December 1, 2014 (the “Sponsors Agreement”); and

WHEREAS, the parties hereto desire to amend Exhibit A to the Sponsors Agreement in accordance with Section 7(d) of the Sponsors Agreement.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, each of the parties hereto hereby agrees as follows:

1.	Exhibit A. Exhibit A to the Sponsors Agreement is hereby deleted in its entirety and replaced with Exhibit A-1, attached hereto.

2.	Full Force and Effect. Except as expressly modified by this Amendment, all of the terms, covenants, agreements, conditions and other provisions of the Sponsors Agreement shall remain in full force and effect in accordance with their respective terms. This Amendment is limited precisely as written and shall not be deemed to be an amendment to any other term or condition of the Sponsors Agreement or any of the documents referred to therein. As used in the Sponsors Agreement, the terms “this Agreement”, “herein”, “hereinafter”, “hereunder”, “hereto” and words of similar import shall mean and refer to, from and after the date hereof, unless the context otherwise requires, the Sponsors Agreement as amended by this Amendment.

3.	Miscellaneous. The provisions of Sections 6 and 7 of the Sponsors Agreement shall apply to this Amendment mutatis mutandis, and to the Sponsors Agreement as modified by this Amendment, taken together as a single agreement, reflecting the terms as modified hereby.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

PARAKOU TANKERS, INC.

By
Name:
Title:

SPONSORS

CAMBRIDGE CAPITAL LLC

By
Name:
Title:

GORDON FAMILY 2007 TRUST

By
Name:
Title:

MITCHELL GORDON

MICHAEL DURHAM

GANTCHER FAMILY LIMITED PARTNERSHIP

By
Name:
Title:

SCOTT LAURANS

BOB HAMMEL

HERB SHEAR

[Signature Page to Sponsors Agreement]

JONATHAN MEEKS

SIDNEY BROWN

DAVID BRODSKY

ELLIOTT BRODSKY

JONATHAN MORRIS

RAMON SUAZO

ALEX 2012 TRUST

By
Name:
Title:

RAYMOND AVON VENTURES, LLC

By
Name:
Title:

[Signature Page to Sponsors Agreement]

EXHIBIT A-1

Name of Stockholder	Initial Number of Parent Common Stock	Cancellation of Parent Common Stock	Number of Parent Common Stock After Cancellation
Gordon Family 2007 Trust	1,567,500	1,255,947	311,553
Mitchell Gordon	60,000	48,075	11,925
Michael J. Durham	40,000	32,050	7,950
Gantcher Family Limited Partnership	60,000	48,075	11,925
Scott Laurans	60,000	48,075	11,925
Sidney Brown	10,000	8,012	1,988
David Brodsky	25,000	20,031	4,969
Herb Shear	25,000	20,031	4,969
Bob Hammel	50,000	40,062	9,938
Jonathan Morris	5,000	4,006	994
Elliott Brodsky	10,000	8,012	1,988
Alex 2012 Trust	10,000	8,012	1,988
Ramon Suazo	15,000	12,019	2,981
Raymond Avon Ventures, LLC	25,000	20,031	4,969
Jonathan Meeks	50,000	40,062	9,938

Total	2,012,500	1,612,500	400,000